CERTIFICATION PURSUANT TO
                                18 U.S.C. ss.1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ASB Holding Company ("the Company") on Form 10-QSB for the period ending December 31, 2004 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we Joseph Kliminski, President and Chief Executive Officer, and Eric Heyer, Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934; and 2. The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such report.




Dated: February 14, 2005      /s/Joseph Kliminski
                              ------------------------------------------------
                              Joseph Kliminski
                              President and Chief Executive Officer


Dated: February 14, 2005      /s/Eric B. Heyer
                              ------------------------------------------------
                              Eric B. Heyer
                              Senior Vice President and Chief Financial Officer